UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 21, 2005

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 21, 2005 the Compensation Committee of the registrant approved amendments to the form of Restricted Stock Award Agreement under Everest Re Group, Ltd.’s 2003 Non-Employee Director Equity Compensation Plan. A copy of the amended agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The amendment provides for early vesting of restricted shares in the event of a plan participant’s death or disability or in the event of a plan participant’s ceasing to serve as a director (other than by removal for cause) after having completed at least three full terms as a director or, if the director is age 65 or older (or such earlier age as the Compensation Committee may approve), at least two full terms as a director.

On September 21, 2005, the registrant amended the May 25, 2005 Restricted Stock Award Agreements with directors Martin Abrahams, Kenneth J. Duffy, John R. Dunne, William F. Galtney and John A. Weber to conform to the amended form of Restricted Stock Award Agreement described above. Copies of those amendments are filed herewith as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6., respectively, and are incorporated herein by reference.

On September 21, 2005, the registrant awarded Mr. Taranto 20,000 shares of restricted stock under the Everest Re Group, Ltd. 2002 Stock Incentive Plan. The terms of Mr. Taranto’s Restricted Stock Agreement, a copy of which is filed herewith as Exhibit 10.7 and incorporated herein by reference, are the same as those of the standard form of Restricted Stock Award Agreement previously filed by the registrant with respect to the Everest Re Group, Ltd. 2002 Stock Incentive Plan, except for a provision that all of Mr. Taranto’s options and restricted stock will become fully vested on March 31, 2008, provided that his employment shall not have been terminated for cause prior to that date.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Award under the Everest Re Group,
Ltd. 2003 Non-Employee Director Equity Compensation Plan

10.2	Amendment dated September 21, 2005 to May 25, 2005 Restricted Stock Award Agreement with Martin Abrahams

10.3	Amendment dated September 21, 2005 to May 25, 2005 Restricted Stock Award Agreement with Kenneth J. Duffy

10.4	Amendment dated September 21, 2005 to May 25, 2005 Restricted Stock Award Agreement with John R. Dunne

10.5	Amendment dated September 21, 2005 to May 25, 2005 Restricted Stock Award Agreement with William F. Galtney

10.6	Amendment dated September 21, 2005 to May 25, 2005 Restricted Stock Award Agreement with John A. Weber
10.7	Restricted Stock Award Agreement with Joseph V. Taranto dated September 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/s/ STEPHEN L. LIMAURO
Stephen L. Limauro Executive Vice President and Chief Financial Officer

Dated: September 22, 2005

EXHIBIT INDEX

Exhibit

Number	Description of Document	Page No.

10.1	Form of Restricted Stock Award under the Everest
Re Group, Ltd. 2003 Non-Employee Director Equity
Compensation Plan		5

10.2	Amendment dated September 21, 2005 to May 25, 2005
	Restricted Stock Award Agreement with Martin Abrahams	13

10.3	Amendment dated September 21, 2005 to May 25, 2005
	Restricted Stock Award Agreement with Kenneth J. Duffy	15

10.4	Amendment dated September 21, 2005to May 25, 2005
	Restricted Stock Award Agreement with John R. Dunne	17

10.5	Amendment dated September 21, 2005 to May 25, 2005
	Restricted Stock Award Agreement with William F. Galtney, Jr.	19

10.6	Amendment dated September 21, 2005 to May 25, 2005
	Restricted Stock Award Agreement with John A. Weber	21

10.7	Restricted Stock Award Agreement with Joseph
	V. Taranto dated September 21, 2005	23